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                                                                      Exhibit 99

                         CAROLINA POWER & LIGHT COMPANY
                    CONSOLIDATED INTERIM FINANCIAL STATEMENTS
                                  June 30, 2002
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
STATEMENTS OF INCOME

                                           Three Months Ended       Six Months Ended
(Unaudited)                                     June 30,               June 30,
(In thousands)                               2002      2001        2002         2001
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
Operating Revenues
  Electric                                 $834,658  $782,287  $1,646,139   $1,603,861
  Diversified businesses                      3,434     1,092       6,823        6,121
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       Total Operating Revenues             838,092   783,379   1,652,962    1,609,982
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Operating Expenses
  Fuel used in electric generation          173,120   157,672     347,023      311,141
  Purchased power                            90,918    85,273     164,228      177,202
  Other operation and maintenance           191,744   179,434     383,004      348,088
  Depreciation and amortization             133,459   139,831     274,844      277,792
  Taxes other than on income                 36,075    35,822      74,843       74,259
  Diversified businesses                      2,754       957       5,815        5,470
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      Total Operating Expenses              628,070   598,989   1,249,757    1,193,952
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Operating Income                            210,022   184,390     403,205      416,030
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Other Income (Expense)
  Interest income                             3,202     6,340       4,868       11,025
  Other, net                                  4,653     2,536       1,680       11,921
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      Total Other Income (Expense)            7,855     8,876       6,548       22,946
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Interest Charges
  Gross interest charges                     56,255    65,326     117,899      130,180
  Allowance for borrowed funds used during
  construction                               (2,779)   (1,576)     (5,873)      (4,349)
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      Total Interest Charges, Net            53,476    63,750     112,026      125,831
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Income before Income Taxes                  164,401   129,516     297,727      313,145
Income Taxes                                 33,248    44,637      81,456      107,393
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Net Income                                  131,153    84,879     216,271      205,752
Preferred Stock Dividend Requirements          (741)     (741)     (1,482)      (1,482)
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Earnings for Common Stock                  $130,412  $ 84,138  $  214,789   $  204,270
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
Carolina Power & Light Company
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)
                                                          June 30,      December 31,
Assets                                                      2002            2001
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
Utility Plant
  Electric utility plant in service                     $ 12,054,025   $ 12,024,291
  Accumulated depreciation                                (6,182,956)    (5,952,206)
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        Utility plant in service, net                      5,871,069      6,072,085
  Held for future use                                          7,105          7,105
  Construction work in progress                              698,156        711,129
  Nuclear fuel, net of amortization                          172,890        200,332
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        Total Utility Plant, Net                           6,749,220      6,990,651
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Current Assets
  Cash and cash equivalents                                   11,030         21,250
  Accounts receivable                                        324,860        317,714
  Unbilled accounts receivable                               150,901        136,514
  Receivables from affiliated companies                       67,503         27,180
  Taxes receivable                                                 -         17,543
  Inventory                                                  358,763        365,501
  Deferred fuel cost                                         118,748        131,505
  Prepayments                                                 28,011         11,863
  Other current assets                                        64,960         66,193
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        Total Current Assets                               1,124,776      1,095,263
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Deferred Debits and Other Assets
  Regulatory assets                                          263,493        277,550
  Nuclear decommissioning trust funds                        429,676        416,721
  Diversified business property, net                         118,630        111,802
  Miscellaneous other property and investments               242,807        231,325
  Other assets and deferred debits                           117,035        135,373
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        Total Deferred Debits and Other Assets             1,171,641      1,172,771
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           Total Assets                                 $  9,045,637   $  9,258,685
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Capitalization and Liabilities
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Capitalization
  Common stock                                          $  1,921,068   $  1,904,246
  Unearned ESOP common stock                                (104,703)      (114,385)
  Retained earnings                                        1,336,831      1,312,641
  Accumulated other comprehensive loss                        (5,156)        (7,046)
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        Total common stock equity                          3,148,040      3,095,456
  Preferred stock - not subject to mandatory redemption       59,334         59,334
  Long-term debt, net                                      2,752,181      2,958,853
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           Total Capitalization                            5,959,555      6,113,643
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Current Liabilities
  Current portion of long-term debt                          600,000        600,000
  Accounts payable                                           194,039        300,829
  Payables to affiliated companies                           151,176        106,114
  Notes payable affiliated companies                          11,539         47,913
  Taxes accrued                                               82,013              -
  Interest accrued                                            65,314         61,124
  Other current liabilities                                  156,702        208,645
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        Total Current Liabilities                          1,260,783      1,324,625
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Deferred Credits and Other Liabilities
  Accumulated deferred income taxes                        1,304,892      1,316,823
  Accumulated deferred investment tax credits                164,062        170,302
  Regulatory liabilities                                       7,774          7,494
  Other liabilities and deferred credits                     348,571        325,798
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        Total Deferred Credits and Other Liabilities       1,825,299      1,820,417
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Commitments and Contingencies
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        Total Capitalization and Liabilities            $  9,045,637   $  9,258,685
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